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                                                                    EXHIBIT 99.4

             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Peter Brabeck-Letmathe, hereby consent to be named as a person about to become a director of Dreyer's Grand Ice Cream Holdings, Inc. in this registration statement on Form S-4.


                                        /s/ PETER BRABECK-LETMATHE
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                                        Peter Brabeck-Letmathe